EXHIBIT 10.7

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$14,800,000                                                       April 30, 2003
                                                                Philadelphia, PA


         FOR VALUE RECEIVED, ENVIRONMENTAL TECTONICS CORPORATION (the "Borrower"), hereby unconditionally promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank"), at the office of the Bank located at 1600 Market Street, Philadelphia, Pennsylvania, 19103, on the Revolving Credit Termination Date (as such term is defined in the Credit Agreement hereinafter referred to) in lawful money of the United States of America and in immediately available funds, the principal sum of (a) FOURTEEN MILLION EIGHT HUNDRED THOUSAND DOLLARS ($14,800,000), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the Borrower pursuant to the Credit Agreement. The Borrower further unconditionally agrees to pay interest accrued on the unpaid principal amount outstanding hereunder from time to time from the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement together with all other costs, fees and expenses as provided in the Credit Agreement.

         The holder of this Note is authorized to endorse on Schedule 1 annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the respective date, Type, and amount of each Revolving Credit Loan made by the Bank to the Borrower, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed absent manifest error; provided, however, that the failure to make any such endorsement (or any error in such recordation) shall not affect the obligations of the Borrower to make payments of principal, interest and other amounts outstanding in accordance with the terms of this Note and the Credit Agreement.

         This Note amends and completely restates and evidences the indebtedness outstanding under and is substituted for, but not in payment, satisfaction, cancellation or novation of, the Revolving Credit Note dated February 18, 2003 issued by the Borrower to the Bank and, as of the date hereof, shall be deemed to be the Revolving Credit Note referred to in, evidences indebtedness incurred under, and is entitled to the benefits of, the Credit Agreement, dated as of the date hereof (as it may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), between the Borrower and the Bank. The Credit Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional or mandatory prepayments of the principal hereof prior to the maturity thereof, for a higher rate of interest upon the occurrence of an Event of Default and for certain security interests granted by the Borrower and certain related entities. Reference is made to the Credit Agreement and the other Loan Documents for a statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby have been secured.

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         Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and notice (except as required under the Credit Agreement) of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement. This Note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.


                                        ENVIRONMENTAL TECTONICS CORPORATION


                                        By:  Duane D. Deaner
                                             --------------------------------
                                             Name:  Duane D. Deaner
                                             Title: Chief Financial Officer



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

                                                           Schedule 1

                                                 Loans, Conversions and Payments

====================================================================================================================================
                                                                      Amount of       Amount of
                                                                      Base Rate      Eurodollar
                                                                        Loans           Loans         Unpaid
                 Type of Loan                          Amount of      Converted     Converted To     Principal
                (Eurodollar or          Amount of      Principal    to Eurodollar     Base Rate     Balance of       Notation
  Date            Base Rate)              Loan          Repaid          Loans           Loans          Loans         Made By
====================================================================================================================================

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